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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):   November  26, 1997

                            FSC SEMICONDUCTOR CORPORATION
                (Exact name of registrant as specified in its charter)

      Delaware                         333-26897                04-3363001
 (State or other jurisdiction of    (Commission File       (I.R.S. Employer
 incorporation or organization)         Number)            Identification No.)

                         333 Western Avenue, Mail Stop 01-00
                             South Portland, Maine  04106
             (Address of principal executive offices, including zip code)

         Registrant's telephone number, including area code:  (207) 775-8100

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Item 5.  Other Events

On November 26, 1997, Fairchild Semiconductor Corporation, a wholly-owned subsidiary of FSC Semiconductor Corporation, announced it has signed an agreement to purchase Raytheon Electronics Semiconductor, a division of Raytheon Corporation. Further information is included in the Registrant's press release incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

    c)    Exhibits

           99    Press Release dated November 26, 1997

    .

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                                  Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FSC Semiconductor Corporation


    Date:  November 26, 1997           By: /s/ Joseph R. Martin
                                          --------------------------
                                       Joseph R. Martin
                                       Executive Vice President, Finance
                                       Chief Financial Officer




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